                                                                    EXHIBIT 99.1



ADDITIONAL INFORMATION:                                    FOR IMMEDIATE RELEASE
Thomas A. Bessant, Jr.
(817) 335-1100

********************************************************************************
                  CASH AMERICA ANNOUNCES SECOND QUARTER RESULTS
                   AND RAISES FULL YEAR 2003 EARNINGS GUIDANCE
********************************************************************************

Fort Worth, Texas (July 24, 2003) -- Cash America International, Inc. (NYSE:
PWN) reported today that net income for the second quarter ended June 30, 2003 was $5,651,000 (23 cents per share) which includes an after tax gain on the sale of a non-operating asset of $1.1 million (5 cents per share). Excluding the gain, net income in the second quarter of 2003 would have been $4,507,000 (18 cents per share) compared to income from continuing operations of $2,682,000 (11 cents per share) in the second quarter of 2002, representing an increase of 68% year over year. Net income in the second quarter of 2002 was $3,482,000 (14 cents per share) due to an $800,000 gain from discontinued operations recognized in the 2002 quarter. The net income for the second quarter of 2003 is at the top end of the Company's upward revision of estimated earnings per share announced on July 1, 2003 of between 17 and 18 cents per share excluding the gain on sale of asset.

The 68% increase in comparable earnings in the second quarter was due to a 4% increase in total revenue to $94,417,000 in the 2003 period from $90,987,000 in 2002 on the strength of a 17% increase in combined service charges and fees on higher average balances of pawn loans and cash advances. The Company's consolidated pawn loan balance finished the quarter 14% above the same date last year. In addition, the Company's profit on the disposition of merchandise in the quarter increased 9% from the prior year as a result of higher gross margins on goods sold. The aggregate effect of the increase in service charges and fees combined with the higher profit on the disposition of merchandise to produce a $7.2 million, 14% increase, in net revenue for the three month period.

Commenting on the results for the second quarter, Daniel R. Feehan, President and Chief Executive Officer said, "Our earnings in the second quarter reflect the positive effects of higher levels of earning assets of both pawn loans and cash advances due to increases in customer demand. Also benefiting the quarter was the consistent execution of our operating strategy of expanding profit margin on the sale of merchandise."

For the six month period ending June 30, 2003, Cash America reported that net income, excluding the gain on sale of assets, increased 43% to $11,276,000 (45 cents per share) from the 2002 income from continuing operations of $7,885,000 (32 cents per share) for the same period. Total revenue for the first six months of 2003 was $200 million compared to $192 million in the prior year.

Cash America will conduct a conference call to discuss its second quarter earnings on Thursday, July 24, 2003, at 3:45 PM CST. A live web cast of the call will be available on the home page of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Forward-Looking Information

As the Company enters the third quarter of fiscal 2003 it has higher levels of both pawn loans and short term cash advances than at the end of the same period of 2002. These higher asset levels provide earnings momentum that should continue as long as this trend is sustained. At this time management believes that the current economic environment and the higher prevailing market value of gold will allow for the growth in pawn loan balances to satisfy higher customer demand for pawn loans. Management believes these trends and increases in the short term cash advance balances in response to consumer demand for this alternative product will result in sustained earnings growth for the Company in fiscal 2003. Based on these assumptions, management has revised and increased its forecasted earnings per share for fiscal 2003 from 89 to 94 cents per share to be between 98 cents and $1.01 per share. This compares to 75 cents per share for fiscal 2002. The expected earnings for 2003 do not include the potential effect of the Company's previously announced proposed acquisition of Cashland, Inc. which it expects to complete during the third quarter of 2003.

In the near term, management expects that earnings per share for the third quarter of fiscal 2003 to be between 18 and 19 cents per share compared to 13 cents per share in the third quarter of 2002.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States, United Kingdom and Sweden. Cash America is the largest provider of secured non-recourse loans, commonly referred to as pawn loans through 462 locations in 17 states and two foreign countries. As an alternative to a pawn loan, the Company also offers unsecured short term cash advances in many of its U.S. and U.K. locations. In addition, the Company provides check cashing services through its 139 franchised and Company-owned "Mr. Payroll" check cashing centers.

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes", "estimates", "plans", "expects", "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

                                      * * *

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                                   Three Months Ended      Six Months Ended
                                                        June 30,                June 30,
                                                  --------------------    --------------------
                                                    2003        2002        2003        2002
                                                  --------    --------    --------    --------
CONSOLIDATED OPERATIONS:
   Total revenue .............................    $ 94,417    $ 90,987    $199,922    $191,707
   Net revenue ...............................      59,030      51,802     122,981     108,641
   Total operating expenses ..................      49,953      45,526     100,939      91,955
----------------------------------------------------------------------------------------------
   INCOME FROM OPERATIONS ....................       9,077       6,276      22,042      16,686
----------------------------------------------------------------------------------------------
   Income before income taxes ................       7,964       4,170      18,753      12,301
----------------------------------------------------------------------------------------------
   INCOME FROM CONTINUING OPERATIONS .........       5,651       2,682      12,420       7,885
----------------------------------------------------------------------------------------------
   NET INCOME ................................    $  5,651    $  3,482    $ 12,420    $  8,685
==============================================================================================

Net income per share:
   Basic -
      Income from continuing operations ......    $   0.23    $   0.11    $   0.51    $   0.32
      Net income .............................    $   0.23    $   0.14    $   0.51    $   0.35
   Diluted -
      Income from continuing operations ......    $   0.22    $   0.11    $   0.50    $   0.32
      Net income .............................    $   0.22    $   0.14    $   0.50    $   0.35

Weighted average shares - Basic ..............      24,189      24,447      24,215      24,483
Weighted average shares - Diluted ............      25,128      24,916      24,940      24,888
==============================================================================================

LENDING OPERATIONS FINANCIAL AND OPERATIONAL DATA:

                                                                    As of June 30,
                                                                --------------------
                                                                  2003        2002
                                                                --------    --------
PAWN OPERATIONS -
   Domestic pawn loans outstanding .........................    $ 81,388    $ 75,664
   Foreign pawn loans outstanding ..........................      55,509      44,911
                                                                --------    --------
   Total loans outstanding .................................    $136,897    $120,575

   Total merchandise held for disposition, net .............    $ 50,947    $ 49,958

   Amounts per owned lending location - Domestic only:
           Loans outstanding ...............................    $    209    $    190
           Merchandise held for disposition ................    $    116         117
      Consolidated:
           Loans outstanding ...............................    $    302    $    266
           Merchandise held for disposition ................    $    112    $    110

   Number of pawnshop locations (not in thousands) -
      Company owned ........................................         453         454
      Franchised ...........................................           9          13
                                                                --------    --------
                                                                     462         467
                                                                --------    --------


                                                               Three Months Ended        Six Months Ended
                                                                     June 30,                 June 30,
                                                             -----------------------   ----------------------
                                                                2003          2002        2003         2002
                                                             ---------     ---------   ---------    ---------
SMALL CONSUMER CASH ADVANCES ("CASH ADVANCES") -
   Total amount of cash advances written ..............      $ 43,552      $26,347     $ 81,762     $ 48,035
   Number of cash advances written
      (not in thousands) ..............................       148,507       94,037      278,244      170,509
   Average cash advance amount written
      (not in thousands) ..............................      $    293      $   280     $    294     $    282
   Average number of locations offering cash
      advances (not in thousands) .....................           391          391          391          391


                                                                                                     As of June 30,
                                                                                                ----------------------
                                                                                                   2003         2002
                                                                                                ---------    ---------
      Combined cash advances outstanding (A) .......................................            $  11,704     $   7,489

      Company-owned cash advances (B):
      Cash advances and fees outstanding ...........................................            $  10,400     $   2,754
      Less:  Allowance for losses ..................................................               (1,937)       (1,324)
                                                                                                ---------     ---------
         Net cash advances and fees outstanding ....................................            $   8,463     $   1,430
                                                                                                =========     =========


(A) Includes cash advances made by the Company and cash advances made by third-party financial institutions.

(B)   Amounts recorded in the Company's consolidated financial statements.

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                                            June 30,
                                                                                     -----------------------    December 31,
                                                                                       2003          2002           2002
                                                                                     ---------     ---------    ------------
                                                                                           (Unaudited)
  ASSETS
     Current assets:
        Cash and cash equivalents ...............................................    $   7,697     $   6,691     $   3,951
        Pawn loans ..............................................................      136,897       120,575       127,388
        Cash advances, net ......................................................        8,463         1,430         2,210
        Merchandise held for disposition, net ...................................       50,947        49,958        54,444
        Finance and service charges receivable ..................................       21,316        18,864        21,096
        Other receivables and prepaid expenses ..................................        9,030         6,479         8,671
        Income taxes recoverable ................................................           --         2,270            --
        Deferred tax assets .....................................................        6,169         5,031         5,392
                                                                                     ---------     ---------     ---------
           Total current assets .................................................      240,519       211,298       223,152
     Property and equipment, net ................................................       67,896        67,816        67,254
     Goodwill ...................................................................       81,432        78,127        79,833
     Other assets ...............................................................        2,814         5,079         6,239
                                                                                     ---------     ---------     ---------
           Total assets .........................................................    $ 392,661     $ 362,320     $ 376,478
                                                                                     =========     =========     =========

  LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities:
        Accounts payable and accrued expenses ...................................    $  25,401     $  19,663     $  24,920
        Customer deposits .......................................................        4,381         4,336         4,050
        Income taxes currently payable ..........................................        1,683           943         2,086
        Current portion of long-term debt .......................................        8,286         8,671        12,571
                                                                                     ---------     ---------     ---------
           Total current liabilities ............................................       39,751        33,613        43,627

     Deferred tax liabilities ...................................................        5,390         2,337         4,385
     Long-term debt .............................................................      140,591       146,683       136,131


     Stockholders' equity:
        Common stock, $.10 par value per share, 80,000,000 shares authorized ....        3,024         3,024         3,024
        Additional paid-in capital ..............................................      127,977       127,820       127,819
        Retained earnings .......................................................      124,971       103,263       113,278
        Accumulated other comprehensive loss ....................................          660        (6,288)       (2,718)
        Notes receivable secured by common stock ................................       (5,774)       (6,047)       (5,864)
        Treasury shares at cost .................................................      (43,929)      (42,085)      (43,204)
                                                                                     ---------     ---------     ---------
           Total stockholders' equity ...........................................      206,929       179,687       192,335
                                                                                     ---------     ---------     ---------
           Total liabilities and stockholders' equity ...........................    $ 392,661     $ 362,320     $ 376,478
                                                                                     =========     =========     =========

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)


                                                                  Three Months Ended          Six Months Ended
                                                                       June 30,                   June 30,
                                                                -----------------------    -----------------------
                                                                  2003          2002         2003          2002
                                                                ---------     ---------    ---------     ---------
                                                                                    (Unaudited)
REVENUE
   Finance and service charges .............................    $  30,601     $  27,456    $  62,056     $  56,276
   Proceeds from disposition of merchandise ................       56,176        58,279      122,295       125,313
   Cash advance fees .......................................        6,394         4,184       12,860         7,746
   Check cashing royalties and fees ........................        1,246         1,068        2,711         2,372
                                                                ---------     ---------    ---------     ---------
TOTAL REVENUE ..............................................       94,417        90,987      199,922       191,707

COST OF REVENUE
   Disposed merchandise ....................................       35,387        39,185       76,941        83,066
                                                                ---------     ---------    ---------     ---------
NET REVENUE ................................................       59,030        51,802      122,981       108,641
                                                                ---------     ---------    ---------     ---------
EXPENSES
   Operations ..............................................       36,241        33,312       73,211        67,757
   Cash advance loss provision .............................        1,692         1,568        3,024         2,469
   Administration ..........................................        8,413         6,962       17,408        14,459
   Depreciation and amortization ...........................        3,607         3,684        7,296         7,270
                                                                ---------     ---------    ---------     ---------
TOTAL EXPENSES .............................................       49,953        45,526      100,939        91,955
                                                                ---------     ---------    ---------     ---------
INCOME FROM OPERATIONS .....................................        9,077         6,276       22,042        16,686

   Interest expense, net ...................................        2,126         2,070        4,302         4,313
   Loss from derivative valuation fluctuations .............           --            36           --            72
   Gain from disposal of asset .............................       (1,013)           --       (1,013)           --
                                                                ---------     ---------    ---------     ---------
Income from continuing operations before income taxes ......        7,964         4,170       18,753        12,301
   Provision for income taxes ..............................        2,313         1,488        6,333         4,416
                                                                ---------     ---------    ---------     ---------
INCOME FROM CONTINUING OPERATIONS ..........................        5,651         2,682       12,420         7,885
   Gain from discontinued operations .......................           --           800           --           800
                                                                ---------     ---------    ---------     ---------
NET INCOME .................................................    $   5,651     $   3,482    $  12,420     $   8,685
                                                                =========     =========    =========     =========

Net income per share:
   Basic -
      Income from continuing operations ....................    $    0.23     $    0.11    $    0.51     $    0.32
      Gain from discontinued operations ....................    $      --     $    0.03    $      --     $    0.03
      Net income ...........................................    $    0.23     $    0.14    $    0.51     $    0.35
   Diluted -
      Income from continuing operations ....................    $    0.22     $    0.11    $    0.50     $    0.32
      Gain from discontinued operations ....................    $      --     $    0.03    $      --     $    0.03
      Net income ...........................................    $    0.22     $    0.14    $    0.50     $    0.35
Weighted average common shares outstanding:
   Basic ...................................................       24,189        24,447       24,215        24,483
   Diluted .................................................       25,128        24,916       24,940        24,888

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                    THREE MONTHS ENDED JUNE 30, 2003 AND 2002
                                 (in thousands)

                                                                    Lending
                                                        ---------------------------------
                                                        United                                 Check
                                                        States       Foreign       Total       Cashing   Consolidated
                                                        -------      -------      -------      -------   ------------
                                                                                (Unaudited)
THREE MONTHS ENDED JUNE 30, 2003:
REVENUE
   Finance and service charges ...................      $23,439      $ 7,162      $30,601      $    --      $30,601
   Proceeds from disposition of merchandise ......       51,644        4,532       56,176           --       56,176
   Cash advance fees .............................        6,394           --        6,394           --        6,394
   Check cashing royalties and fees ..............           --          418          418          828        1,246
                                                        -------      -------      -------      -------      -------
TOTAL REVENUE ....................................       81,477       12,112       93,589          828       94,417
Cost of revenue - disposed merchandise ...........       31,984        3,403       35,387           --       35,387
                                                        -------      -------      -------      -------      -------
NET REVENUE ......................................       49,493        8,709       58,202          828       59,030
                                                        -------      -------      -------      -------      -------
EXPENSES
   Operations ....................................       31,916        3,948       35,864          377       36,241
   Cash advance loss provision ...................        1,692           --        1,692           --        1,692
   Administration ................................        7,082        1,148        8,230          183        8,413
   Depreciation and amortization .................        2,837          648        3,485          122        3,607
                                                        -------      -------      -------      -------      -------
TOTAL EXPENSES ...................................       43,527        5,744       49,271          682       49,953
                                                        -------      -------      -------      -------      -------
INCOME FROM OPERATIONS ...........................      $ 5,966      $ 2,965      $ 8,931      $   146      $ 9,077
                                                        =======      =======      =======      =======      =======

THREE MONTHS ENDED JUNE 30, 2002:
REVENUE
   Finance and service charges ...................      $21,688      $ 5,768      $27,456      $    --      $27,456
   Proceeds from disposition of merchandise ......       55,093        3,186       58,279           --       58,279
   Cash advance fees .............................        4,184           --        4,184           --        4,184
   Check cashing royalties and fees ..............           --          242          242          826        1,068
                                                        -------      -------      -------      -------      -------
TOTAL REVENUE ....................................       80,965        9,196       90,161          826       90,987
Cost of revenue - disposed merchandise ...........       36,728        2,457       39,185           --       39,185
                                                        -------      -------      -------      -------      -------
NET REVENUE ......................................       44,237        6,739       50,976          826       51,802
                                                        -------      -------      -------      -------      -------
EXPENSES
   Operations ....................................       30,154        2,830       32,984          328       33,312
   Cash advance loss provision ...................        1,568           --        1,568           --        1,568
   Administration ................................        5,810        1,008        6,818          144        6,962
   Depreciation and amortization .................        2,923          605        3,528          156        3,684
                                                        -------      -------      -------      -------      -------
TOTAL EXPENSES ...................................       40,455        4,443       44,898          628       45,526
                                                        -------      -------      -------      -------      -------
INCOME FROM OPERATIONS ...........................      $ 3,782      $ 2,296      $ 6,078      $   198      $ 6,276
                                                        =======      =======      =======      =======      =======

                CASH AMERICA INTERNATIONAL, INC AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                     SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                                 (in thousands)

                                                                     Lending
                                                        -----------------------------------
                                                         United                                 Check
                                                         States       Foreign       Total       Cashing    Consolidated
                                                        --------      -------      --------     -------    ------------
                                                                                  (Unaudited)
SIX MONTHS ENDED JUNE 30, 2003:
REVENUE
   Finance and service charges ...................      $ 48,148      $13,908      $ 62,056      $   --      $ 62,056
   Proceeds from disposition of merchandise ......       114,706        7,589       122,295          --       122,295
   Cash advance fees .............................        12,860           --        12,860          --        12,860
   Check cashing royalties and fees ..............            --          800           800       1,911         2,711
                                                        --------      -------      --------      ------      --------
TOTAL REVENUE ....................................       175,714       22,297       198,011       1,911       199,922
Cost of revenue - disposed merchandise ...........        71,487        5,454        76,941          --        76,941
                                                        --------      -------      --------      ------      --------
NET REVENUE ......................................       104,227       16,843       121,070       1,911       122,981
                                                        --------      -------      --------      ------      --------
EXPENSES
   Operations ....................................        64,821        7,583        72,404         807        73,211
   Cash advance loss provision ...................         3,024           --         3,024          --         3,024
   Administration ................................        14,818        2,232        17,050         358        17,408
   Depreciation and amortization .................         5,719        1,333         7,052         244         7,296
                                                        --------      -------      --------      ------      --------
TOTAL EXPENSES ...................................        88,382       11,148        99,530       1,409       100,939
                                                        --------      -------      --------      ------      --------
INCOME FROM OPERATIONS ...........................      $ 15,845      $ 5,695      $ 21,540      $  502      $ 22,042
                                                        ========      =======      ========      ======      ========

SIX MONTHS ENDED JUNE 30, 2002:
REVENUE
   Finance and service charges ...................      $ 45,003      $11,273      $ 56,276      $   --      $ 56,276
   Proceeds from disposition of merchandise ......       119,650        5,663       125,313          --       125,313
   Cash advance fees .............................         7,746           --         7,746          --         7,746
   Check cashing royalties and fees ..............            --          426           426       1,946         2,372
                                                        --------      -------      --------      ------      --------
TOTAL REVENUE ....................................       172,399       17,362       189,761       1,946       191,707
Cost of revenue - disposed merchandise ...........        78,804        4,262        83,066          --        83,066
                                                        --------      -------      --------      ------      --------
NET REVENUE ......................................        93,595       13,100       106,695       1,946       108,641
                                                        --------      -------      --------      ------      --------
EXPENSES
   Operations ....................................        61,424        5,566        66,990         767        67,757
   Cash advance loss provision ...................         2,469           --         2,469          --         2,469
   Administration ................................        12,158        1,970        14,128         331        14,459
   Depreciation and amortization .................         5,793        1,169         6,962         308         7,270
                                                        --------      -------      --------      ------      --------
TOTAL EXPENSES ...................................        81,844        8,705        90,549       1,406        91,955
                                                        --------      -------      --------      ------      --------
INCOME FROM OPERATIONS ...........................      $ 11,751      $ 4,395      $ 16,146      $  540      $ 16,686
                                                        ========      =======      ========      ======      ========